EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement (File No. 33-4877) of our reports dated Febuary 20, 1998, included in AMF Bowling Worldwide, Inc.'s Form 10-K Annual Report for the year ended December 31, 1997, and to all references to our Firm included in this Form S-3 Registration Statement.

                                                ARTHUR ANDERSEN LLP

Richmond, Virginia
March 25, 1998